EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 4, 1999 relating to the financial statements of Oasis Reservations Services, Inc., which appear in the Current Report on Form 8-K/A dated December 6, 1999.


                                      /s/  Berkowitz Dick Pollack & Brant LLP


Miami, Florida

May 19, 2000